UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2006

Alliant Techsystems Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction	(Commission	(I.R.S. Employer Identification
of incorporation)	File Number)	No.)

5050 Lincoln Drive		55436-1097
Edina, Minnesota		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (952) 351-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On March 1, 2006, Alliant Techsystems Inc. (the Company) announced a cash tender offer and related consent solicitation with respect to its 8 1/2% Senior Subordinated Notes due 2011.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press Release dated March 1, 2006 announcing tender offer and consent solicitation with respect to the Company’s 8 1/2% Senior Subordinated Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.
Date: March 1, 2006	By:	/s/ KEITH D. ROSS
Keith D. Ross
Senior Vice President, General Counsel and Secretary